UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2022, the Board of Directors (the “Company Board”) of SouthState Corporation (“SouthState” or the “Company”) unanimously appointed Ronald M. Cofield, Sr., as a director for the Company, effective as of February 24, 2022.  Mr. Cofield was also appointed to the Board of Directors (the “Bank Board”) of SouthState Bank, National Association, the Company’s wholly owned bank subsidiary (the “Bank”), by the Bank Board effective as of February 24, 2022.  Mr. Cofield will serve as a director of the Company until the 2022 Annual Meeting, to be held on April 27, 2022 (the “2022 Annual Meeting”), at which time the shareholders of the Company will be asked to elect him for a one-year term expiring as of the 2023 Annual Meeting.

Mr. Cofield is a retired audit partner from PricewaterhouseCoopers L.L.P. (“PwC”).  During his 38-year career with PwC, he served as managing partner of its Orlando and Birmingham offices, Carolinas practice (Charlotte, Raleigh, Greensboro, and Spartanburg offices) and Atlanta Assurance practice (Atlanta, Nashville, and Birmingham offices), all key markets of the Bank. Mr. Cofield served as audit partner for multiple public companies, including other financial institutions.  He currently works with the Tech Transformation Academy at City of Refuge, a not-for-profit organization located in one of Atlanta’s most economically challenged neighborhoods, where his responsibilities include professional life skills training, corporate outreach and placement. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Mr. Cofield’s accounting knowledge and leadership experience in certain of our markets will provide our Board with useful accounting-related insight. Mr. Cofield will serve on the Company Board’s Audit Committee.

At the same meeting, and in accordance with the terms and subject to the conditions of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 22, 2021, between the Company and Atlantic Capital Bancshares, Inc. (“Atlantic Capital”), under which the Company has the right to name two directors from the ACBI board of directors to join the Company Board, the Company Board unanimously approved the appointment of Shantella E. Cooper and Douglas J. Hertz (together, the “ACBI Directors”) to the Company Board and the Bank Board effective as of the effective time of the merger of Atlantic Capital with and into the Company, which is expected to occur on or about March 1, 2022.    It is anticipated that both Ms. Cooper and Mr. Hertz will serve until the 2022 Annual Meeting, at which time the shareholders of the Company will be asked to elect each of them for a one-year term expiring as of the 2023 Annual Meeting.

From January 2019 to February 2022, Ms. Cooper served as the Executive Director for the Atlanta Committee for Progress, a coalition of leading CEOs focused on critical development and inclusion for the city of Atlanta.  Prior to joining Atlanta Committee for Progress, Ms. Cooper served as Chief Transformation Officer for WestRock Company, a corrugated package company (2016 to 2018), and Vice President and General Manager of Lockheed Martin Aeronautics Company (2011 to 2016). During her time at Lockheed Martin, Ms. Cooper also served as Vice President of Human Resources and Vice President of Ethics for the Aeronautics Division.  In addition to serving on the board of directors of Atlantic Capital, Ms. Cooper also serves as a director to Veritiv Corporation (2020 to present) and Intercontinental Exchange, Inc., (2020 to present), both public companies listed on the New York Stock Exchange, and as a director to Georgia Power Company (2017 to present).  Ms. Cooper’s in-depth knowledge of business operations and strategy, together with her leadership in economic growth, risk management, change management, and community affairs, will enhance the Company Board’s ability to position the Company for future growth and success.

Mr. Hertz began his professional career with KPMG,LLP in its accounting and consulting services area. He later joined United Distributors, Inc., a privately-held beverage distributor, and was named President and Chief Executive Officer in 1984.  He currently sits on the Board of Directors for Georgia Power Company, Georgia Ports Authority, and a number of not-for-profit institutions.  Mr. Hertz currently serves as the Chairman of Camp Twin Lakes, a camping facility designed for chronically ill and disadvantaged children, and he is the past chair of the Tulane University and Children’s Healthcare of Atlanta Board of Trustees.  Mr. Hertz’s oversight and risk management experience, in addition to his knowledge of financial reporting and accounting, qualify him to serve on the Company Board.

In connection with these appointments, the Company Board amended its Amended and Restated Bylaws to allow for an increase in the size of the Company Board to nineteen and allow for new directors to be appointed to committees of the Company Board.  Other than the Merger Agreement, there are no arrangements between the ACBI Directors and any other person pursuant to which the ACBI Directors were selected as directors.  There are no transactions in which Messrs. Cofield and Hertz or Ms. Cooper has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed above, the Company amended its Amended and Restated Bylaws (such amendment, the “Bylaws Amendment” and the Company’s bylaws, as amended by the Bylaws Amendment, the “Amended and Restated Bylaws”) to, among other things, increase the size of the Company Board from sixteen directors to nineteen directors.  The Bylaws Amendment provides that the Company Board shall be comprised of (i) eight Legacy South State Directors (as defined in the Amended and Restated Bylaws), (ii) eight Legacy CenterState Directors (as defined in the Amended and Restated Bylaws) and (iii) three directors who are neither Legacy South State Directors nor Legacy CenterState Directors (each such director, a “Non-Legacy Director”).

In addition, the Bylaws Amendment allows for the appointment of Non-Legacy Directors to the committees of the Company Board, as long as there remains an equal number of Legacy South State Directors and Legacy CenterState directors on such committees.

The foregoing summary of the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. In most cases, documents incorporated by reference to exhibits that have been filed with our reports or proxy statements under the Securities Exchange Act of 1934 are available to the public over the Internet from the SEC’s web site at www.sec.gov. You may also read and copy any such document at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 under our SEC file number (001-12669).

Exhibit No.	Description of Exhibit	Incorporated by Reference
		Form	Commission File No.	Exhibit	Filing Date	Filed Herewith

3.1	Amended and Restated Bylaws of SouthState Corporation dated February 24, 2022					X

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					X

Cautionary Statement Regarding Forward Looking Statements

Information in this report, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements include, but are not limited to, statements about the benefits of the proposed merger of SouthState and Atlantic Capital, including future financial and operating results (including the anticipated impact of the transaction on SouthState’s and Atlantic Capital’s respective earnings and tangible book value), statements related to the expected timing of the completion of the merger, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.  Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology.

All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of SouthState or Atlantic Capital to differ materially from any results expressed or implied by such forward-looking statements.  Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the merger, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate each party’s businesses into the other’s businesses, (5) the amount of the costs, fees, expenses and charges related to the merger, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the merger, (7) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the merger, (8) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) the dilution caused by SouthState’s issuance of additional shares of its common stock in the merger, (10) a material adverse change in the financial condition of SouthState or Atlantic Capital, (11) general competitive, economic, political and market conditions, (12) major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, including the recent outbreak of a novel strain of coronavirus, a respiratory illness, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState or Atlantic Capital and its customers and other constituencies, and (13) other factors that may affect future results of SouthState and Atlantic Capital including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.  Additional factors which could affect future results of SouthState and Atlantic Capital can be found in the registration statement on Form S-4, as amended, as well as SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, and Atlantic Capital’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov.  SouthState and Atlantic Capital disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ John C. Corbett
Name:	John C. Corbett
Title:	Chief Executive Officer

Dated: February 24, 2022

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